UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2005

VENTURE CATALYST INCORPORATED

(Exact Name of registrant as specified in its charter)

Utah	0-11532	33-0618806
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 Camino De La Reina, Suite 418 San Diego, California	92108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 330-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information being furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On November 9, 2005, Venture Catalyst Incorporated issued a press release announcing its operating results for the three months ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated as of November 9, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2005		VENTURE CATALYST INCORPORATED

	By:	/S/ Kevin McIntosh
Kevin McIntosh Senior Vice President, Chief Financial Officer, Secretary and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated as of November 9, 2005.

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